THE VANTAGEPOINT FUNDS Equity Income Fund Ticker Symbol: Investor Shares: VPEIX T Shares: VQEIX
SUMMARY PROSPECTUS • MAY 1, 2014

Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2014, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.

 Investment Objective

To offer long-term capital growth with consistency derived from dividend yield.

 Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your
investment)

Transaction fees (All share classes)			None

Annual Fund Operating Expenses
(expenses that you pay each
year as a percentage of
the value of your investment)	T Shares		Investor Shares

Management fees[1]	0.40%		0.40%

Other expenses	0.13%		0.38%	[1]

Total annual fund operating expenses[1]	0.53%	[2]	0.78%

[1]	Fees and expenses have been restated to reflect current fees and expenses.
[2]	Total annual fund operating expenses are annualized.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
T Shares	$54	$170	$296	$665

Investor Shares	$80	$249	$433	$966

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2013, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

 Investments, Risks, and Performance

Principal Investment Strategies
The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities (common and preferred stock). The Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends at above-market levels. As a result of the Fund’s income focus, certain sectors or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than will the general stock market. One or more of the Fund’s subadvisers employing an actively managed strategy seeks to select equity securities it believes offer the opportunity for capital growth combined with dividend return. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which the subadvisers that pursue active management believe have stable long-term earnings and dividend-paying records. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell 1000® Value Index, following an indexed or passively managed approach to investing.

The Fund also may invest in:

•	foreign equity securities;
•	U.S. and foreign convertible securities; and
•	U.S. preferred stock.

The term “equity securities” refers to both common and preferred stock.

The Fund’s subadvisers that pursue active management may invest in a company’s preferred stock or convertible security for various reasons, including when they believe the security type offers a higher risk-adjusted return opportunity than the company’s common stock. Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated. Securities rated below investment grade are considered high yield or high risk securities.

In the indexed or passively managed portion of the Fund, the subadviser seeks to approximate the investment characteristics and performance of a custom version of the Russell 1000 Value Index by investing in (or obtaining investment exposure to) stocks in the custom index. The Russell 1000 Value Index

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measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The custom version of the index is comprised of all of the stocks in the Russell 1000 Value Index but unlike the Russell 1000 Value Index, it is an equally-weighted index, meaning that each stock included in the custom index is represented equally instead of based on each company’s capitalization, using weighting and rebalancing rules determined by the Fund’s investment adviser. This portion of the Fund is rebalanced periodically (but not necessarily at the same time changes are made to the custom index).

Principal Investment Risks
There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:

Stock Market Risk
Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Preferred Stock Risk
Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.

Value Style Risk
The prices of securities a subadviser believes are priced below fair market value may not appreciate as anticipated, or may decrease. Value-oriented equity securities as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth-oriented” equity securities.

Equity Income/Interest Rate Risk
The Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.

Small-Cap Securities Risk
Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.

Mid-Cap Securities Risk
Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.

Indexing Risk
The portion of the Fund that is indexed or passively managed is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in this portion of the Fund may be purchased, held, and sold by the Fund at times when an actively managed portfolio would not do so. In addition, performance of this portion of the Fund will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the index strategy portfolio (whereas the index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the index strategy portfolio; and (iii) the timing of cash flows into and out of this portion of the Fund.

Foreign Securities Risk
Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.

Foreign Currency Risk
Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.

Convertible Securities Risk
The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.

Multi-Manager Risk
While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s

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exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

 Risk/Return Bar Chart and Table

The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Calendar Year Total Returns — Investor Shares

Best Quarter	Worst Quarter
21.12%	-25.10%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns
(for the periods ended
December 31, 2013)	1 year	5 years	10 years
Equity Income Fund

Investor Shares — Return before taxes	31.11%	18.10%	7.65%

Investor Shares — Return after taxes on distributions	29.20%	17.33%	6.95%

Investor Shares — Return after taxes on distributions and sale of fund shares	19.09%	14.78%	6.27%

T Shares — Return before taxes	31.36%	18.15%	7.67%

Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	32.53%	16.67%	7.58%

Morningstar Large Value Funds Average (reflects no deduction for taxes)	31.21%	16.10%	6.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.

 Management

Investment Adviser: Vantagepoint Investment Advisers, LLC (“VIA”)

VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.

Subadvisers:

Southeastern Asset Management, Inc.
Name	Title with Subadviser	Length of Service
O. Mason Hawkins, CFA	Chief Executive Officer	Portfolio Manager of the Fund since December 2000

G. Staley Cates, CFA	President	Portfolio Manager of the Fund since December 2000

SSgA Funds Management, Inc.
Name	Title with Subadviser	Length of Service
Michael J. Feehily, CFA	Senior Managing Director, Portfolio Management	Portfolio Manager of the Fund since February 2014

Dwayne Hancock, CFA	Vice President, Portfolio Management	Portfolio Manager of the Fund since February 2014

T. Rowe Price Associates, Inc.
Name	Title with Subadviser	Length of Service
Brian C. Rogers, CFA, CIC	Chairman and Chief Investment Officer of T. Rowe Price Group, Inc.	Portfolio Manager of the Fund since August 1999

Wellington Management Company, LLP
Name	Title with Subadviser	Length of Service
Karen H. Grimes, CFA	Senior Vice President and Equity Portfolio Manager	Portfolio Manager of the Fund since February 2014

Purchase and Sale of Fund Shares
T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent

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ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240

investment amount is $1,000 ($200 for purchases through an automatic investment program).

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare

RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.

Tax Information
Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

BRC000-072-201405-C2025

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